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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2003


                          Goody's Family Clothing, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


Tennessee                              0-19526                62-0793974
---------                              -------                ----------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)


400 Goody's Lane, Knoxville, Tennessee                               37922
--------------------------------------                               -----
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (865) 966-2000
       ------------------------------------------------------------------



    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.

On June 30, 2003, Goody's Family Clothing, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press release issued by the Company on June 30, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GOODY'S FAMILY CLOTHING, INC.
                                        (Registrant)


Date: June 30, 2003            By: /s/ Robert M. Goodfriend
                                   ------------------------
                                        Name:     Robert M. Goodfriend
                                        Title:    Chairman of the Board
                                                  and Chief Executive Officer



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                                INDEX TO EXHIBITS


EXHIBIT NO.

99.1     Press release issued by the Company on June 30, 2003.